Exhibit 10.38

ASSIGNMENT AND AMENDMENT NO. 1
TO CUSTODIAL AGREEMENT

Assignment and Amendment No. 1 to Custodial Agreement, dated November 2, 2016 (this “Amendment”) among ACRC LENDER U LLC and ACRC LENDER U TRS LLC (the “Sellers”), ACRC LENDER U MEZZ LLC (the “Mezzanine Subsidiary”), UBS REAL ESTATE SECURITIES INC. (“Assignor”), UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Assignee” and “UBS 1285”) and Wells Fargo Bank, N.A., in its capacity as custodian (the “Custodian”).

WITNESSETH

Assignor, the Sellers, the Mezzanine Subsidiary and the Custodian are parties to that certain Custodial Agreement, dated as of April 9, 2014 (the “Existing Custodial Agreement”; as amended by this Amendment, the “Custodial Agreement”). Capitalized terms, words and/or phrases used but not otherwise defined herein shall have the meanings given to them in the Existing Custodial Agreement.

Assignor wishes to assign to UBS 1285 and UBS 1285 wishes to assume all of the Assignor’s interest in the Custodial Agreement.

Assignor, UBS 1285, the Sellers, the Mezzanine Subsidiary and the Custodian have agreed, subject to the terms and conditions of this Amendment, that the Existing Custodial Agreement be amended to reflect certain agreed upon revisions to the terms thereof.

Accordingly, Assignor, UBS 1285, the Sellers, the Mezzanine Subsidiary and the Custodian hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Custodial Agreement is hereby amended as follows:

SECTION 1.Assignment. Assignor hereby assigns and UBS 1285 hereby assumes all of Assignor’s rights and obligations, as buyer, with respect to the Existing Custodial Agreement and all future and outstanding transactions thereunder. For the avoidance of doubt, each outstanding transaction is a continuing transaction and has not been, and shall not be, considered terminated in any respect. From and after the date hereof, (a) UBS 1285 shall be a party to the Custodial Agreement and shall have the rights and obligations of Assignor as Buyer thereunder and shall be bound by the provisions thereof and (b) Assignor shall relinquish its rights and be released from its obligations under the Custodial Agreement and all future and outstanding transactions thereunder except for those obligations of the Custodian to Assignor that survive.

SECTION 2.Trust Receipts. On the Assignment Effective Date, the Custodian shall issue to UBS 1285 a new Trust Receipt and Custodian Loan Transmission evidencing that the Custodian is holding all Mortgage Files subject to the Custodial Agreement for the benefit of UBS 1285.

SECTION 3.Bailee Letters. To the extent any Mortgage File is currently sent out under cover of a Bailee Letter pursuant to the terms of the Custodial Agreement, the Custodian is hereby instructed to send within two (2) business days of the Assignment Effective Date revised Bailee Letters to the applicable parties notifying such parties that they are holding such Mortgage File on behalf of UBS 1285.

SECTION 4.Fees. Sellers shall continue to be responsible for all fees of the Custodian set forth in the Custodial Agreement; provided that UBS 1285 shall be responsible for the Custodian’s fees in connection with Section 9 hereof.

SECTION 5.Amendment. Exhibit K to the Existing Custodial Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Annex A attached hereto.

SECTION 6.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Assignment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1    Delivered Documents. The parties hereto shall have received this Amendment, executed and delivered by the parties hereto, satisfactory to Assignor and UBS 1285, as applicable, in form and substance.

SECTION 7.Ratification of Agreement. As amended by this Amendment, each of the Program Documents is in all respects ratified and confirmed and the Existing Custodial Agreement, as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 8.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Custodial Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 9.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 11.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION AMONG THE PARTIES HERETO SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representative officers there under duly authorized, as of the date first above written.
UBS REAL ESTATE SECURITIES INC.

By:	/s/ Mary Kunka______________________ Name: Mary Kunka Title: Managing Director

By:	/s/ Jared Randall______________________ Name: Jared Randall Title: Executive Director
UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

By:	/s/ Mary Kunka______________________ Name: Mary Kunka Title: Managing Director

By:	/s/ Jared Randall______________________ Name: Jared Randall Title: Executive Director

ACRC LENDER U LLC, as a Seller

By: /s/ Anton Feingold____________________
Name: Anton Feingold
Title: Vice President
ACRC LENDER U TRS LLC, as a Seller

By: /s/ Anton Feingold____________________
Name: Anton Feingold
Title: Vice President
ACRC LENDER U MEZZ LLC, as Mezzanine Subsidiary

By: /s/ Anton Feingold____________________
Name: Anton Feingold
Title: Vice President

WELLS FARGO BANK, N.A., as Custodian

By:	/s/ Anthony Capaul Name: Anthony Capual Title: Assistant Vice President